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                                                                    EXHIBIT 10.8

       This Warrant Agreement Supersedes Any And All Previous Agreements!

                                    WARRANTS

                                    for the

                       Purchase of Shares of Common Stock
                                       of
               ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

October 2, 1995                                               1000,000 Warrants

        FOR VALUE RECEIVED, ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION, a Delaware corporation ("Company") hereby certifies that BRAD BILLIK and or assigns, is entitled to purchase from the "Company" an aggregate of one hundred thousand (100,000) Warrants, for a purchase price of thirty-three dollars & thirty-three cents ($33.33).

        1. Exercise of Warrant. Each Warrant may be exercised for an equal number of common shares, with the subscription form herewith duly executed. The exercise price of each Warrant equals ten cents ($.10) for each common share. Payment for the common shares shall be by check payable to the order of the "Company". The common shares will be issued in the name of the Warrant holder.

        This Warrant may be transferred or assigned in whole or in part by warrant holder. The Company will issue a new warrant agreement at the instruction of the holder for a payment of $25.00.

        This Warrant may be exercised in whole or in part by the Warrant holder. The holder will deliver this agreement along with a check and instructions to the Company on how many shares are being exercised and where to deliver both the shares and any replacement warrant agreement.

        2. Fully Paid Stock: Taxes. The "Company" agrees and represents that the shares of common stock delivered by each and every certificate for Warrant shares delivered on the exercise of each Warrant shall at the time of such delivery be validly issued and outstanding, fully paid and non-assessable.

        The exercise period terminates on June 21, 1998. The number of Warrants that are exercisable is equal to the basis of one for one for each dollar raised for EPTC through the efforts of Strategic Planning Consultants, Inc. and/or Howard Alweil.

        3. Loss, Etc., of Warrant. Upon receipt of evidence satisfactory to the "Company" of the loss, theft, destruction or mutilation of any Warrant, and of indemnity reasonably satisfactory to the "Company", if loss, stolen, or destroyed, and upon surrender and cancellation of the Warrant, if mutilated, upon payment of Twenty Five Dollars ($25.00) the "Company" shall execute and deliver to the holder a new Warrant of like date, tenor and denomination.


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                                                       Initial        /s/
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      4. Warrant Holder Not Shareholder. Except as otherwise provided herein, a
Warrant does not confer upon the holder any right to vote or to consent or to receive notice as a shareholder of the "Company", as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

      5. Communications. No notice or other communication under Warrant shall be effective unless, the same is in writing and is mailed by first class mail, postage prepaid, addressed to:

      (a) if to the "Company", at its principal executive offices;

      ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION
      100 INDUSTRIAL DRIVE
      NEW BERN, NC 28562

      (b) if to the Holder, to such address as the holder has designated in writing to the "Company".
      BRAD BILLIK
      10394 ALMAYO AVE.
      LOS ANGELES, CA 90064

      6. Registration Rights. The common shares reserved for the exercise of these Warrants will be entitled to piggy back registration rights on any registration. Additionally, the Warrant holder will have demand registration rights on the common shares reserved for the exercise of these Warrants after eighteen months of the issue date of these warrant if no prior registration has been completed.

      7. Headings. The headings of the warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

      8. Applicable Law. The Warrant shall be governed by and construed in accordance with the laws of the State of California.

      9. Enforceability. If any part of this agreement is found to be unenforceable or invalid it shall no way affect the remainder of this agreement which shall remain in full force and effect.

      IN WITNESS WHEREOF, Environmental Products & Technologies Corporation has caused this Warrant to be signed by its President and its Secretary this 2ND day of October, 1995.



                               Environmental Products & Technologies Corporation

                               /s/ MARVIN MEARS
                               -------------------------------------------------
                               Marvin Mears, President


CERTIFICATE NO. TWO


                               /s/ MORRIS P. LERNER
                               -------------------------------------------------
                               Morris P. Lerner, Secretary



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